UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023—December 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   December 31, 2023
Vanguard Market Neutral Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended December 31, 2023, Vanguard Market Neutral Fund returned 12.24% for Investor Shares and 12.33% for Institutional Shares. It exceeded its mandate of beating the returns of 3-month U.S. Treasury bills, which returned 5.26%.
•	With inflation continuing to ease, a number of major central banks slowed and eventually stopped hiking interest rates. Global growth, employment, and consumer spending showed resilience, but the prospect of rates remaining high for an extended period spurred volatility at times. Toward year-end, however, global stocks and bonds rallied as falling inflation and softening economic growth raised market expectations for rate cuts in 2024.
•	U.S. stocks returned 25.96% for the period, as measured by the Russell 3000 Index, while stocks outside the U.S. returned 15.82%, as measured by the FTSE All-World ex US Index.
•	Eight of the fund’s 11 industry sectors added to performance, with consumer discretionary, materials, and energy contributing the most. Real estate, utilities, and consumer staples detracted.
•	For the 10 years ended December 31, the fund produced an average annual return of 3.08% for Investor Shares and 3.15% for Institutional Shares, outpacing its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.53%	8.97%	15.52%
Russell 2000 Index (Small-caps)	16.93	2.22	9.97
Russell 3000 Index (Broad U.S. market)	25.96	8.54	15.16
FTSE All-World ex US Index (International)	15.82	1.98	7.52
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	5.60%	-3.33%	1.17%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	6.40	-0.40	2.25
FTSE Three-Month U.S. Treasury Bill Index	5.26	2.24	1.91
CPI
Consumer Price Index	3.35%	5.60%	4.07%

Advisor’s Report
The investment environment
Despite recession fears, a regional banking crisis earlier in the year, and war breaking out in the Middle East and continuing in Ukraine, U.S. stocks returned 25.96% for the 12 months ended December 31, 2023, as measured by the Russell 3000 Index. Stocks outside of the U.S. returned 15.82%, as measured by the FTSE All-World ex US Index.
Investors shook off concerns as inflation fell, central banks slowed and eventually halted interest rate hikes, consumer spending remained strong, and the unemployment rate hit its lowest level in decades. Rising bond yields sparked a period of stock market volatility in the fall, but stocks rebounded toward the end of the year when yields fell.
The broad U.S. bond market returned 5.60% for the 12 months, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. Non-U.S. bonds, as measured by the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), returned 8.75%.
Investment objective and strategy
Although it’s important to understand how our overall performance is affected by broader macroeconomic and market factors, our approach to investing focuses on specific stock fundamentals and each stock’s expected return.
We use a strict quantitative approach to evaluate a stock’s attractiveness based on several characteristics, including high quality (as indicated by healthy balance sheets, steady cash-flow generation, and strong management decisions), sound investment policies that favor internal over external funding, consistent earnings growth (strong market sentiment and the ability to grow earnings year after year), market confirmation of our view, and reasonable valuation (as we strive to avoid overpriced stocks). Our sixth criterion, a defensive model, evaluates heavily shorted stocks, as they can signal concerns about a company’s prospects.
We seek to capitalize on investor biases by taking long positions in the stocks that our model ranks high and by shorting those that score the lowest. We aim to keep the fund’s sector exposures neutral, because our research has shown that sector bets do not add value over the long term.
In February 2023, after extensive research, we enhanced our stock-selection model with an artificial intelligence (AI)-driven component that we then applied to each of our six themes. This AI approach relies on a proprietary deep-neural net architecture that was developed in-house to ensure that it preserves the fundamentals-driven approach we espouse while making our selection process sensitive to changing economic and market conditions.
The AI forecasts are blended with our traditional scores to generate an ensemble of daily stock rankings. We then follow our standard approach of monitoring the portfolio based on those rankings and adjust when appropriate. Additionally, to properly assess the model’s decisions, we developed AI-interpretability tools that allow us to understand the drivers of the stock scores.
Our successes and shortfalls
Vanguard Market Neutral Fund returned 12.24% for Investor Shares and 12.33% for Institutional Shares for the 12 months. It achieved its mandate of exceeding the return of 3-month Treasury bills, which posted 5.26%. Please note that the fund does not try to outperform the equity market.
At the submodel level, our valuation, defensive, growth, and management decisions submodels added to relative performance, while our momentum and quality submodels detracted.
Our stock selection helped relative performance. Eight of the 11 industry sectors added to performance; consumer discretionary, materials, and energy contributed the most. Within consumer discretionary, our positions in housing and homebuilding stocks were particularly helpful, as mortgage rates began to fall late in the year and housing inventory was low.
Our choices in real estate, utilities, and consumer staples detracted. Within real estate, performance was somewhat held back by our positions in office real estate investment trusts.
At the individual stock level, short positions in Enviva in energy and First Republic Bank in financials added the most to results. Our long positions in information technology (IT) companies Axcelis Technologies and Lam Research and consumer discretionary company Toll Brothers also contributed. Top detractors included short positions in industrials companies XPO and Spirit AeroSystems and financials company Rocket Companies, as well as long positions in IT company CommScope Holding and health care company Nevro.
We remain committed to our investment philosophy and process of identifying companies with strong, consistent fundamental growth at attractive valuations. We believe these remain the tenets of long-term investment success.
Portfolio Manager:
Cesar Orosco, CFA, Ph.D.,
Head of Alpha Equity Investments
Vanguard Quantitative Equity Group
January 12, 2024

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2023
	Beginning Account Value 6/30/2023	Ending Account Value 12/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Market Neutral Fund
Investor Shares	$1,000.00	$1,112.40	$8.95
Institutional Shares	1,000.00	1,112.20	8.68
Based on Hypothetical 5% Yearly Return
Market Neutral Fund
Investor Shares	$1,000.00	$1,016.74	$8.54
Institutional Shares	1,000.00	1,016.99	8.29
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.68% for Investor Shares and 1.63% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Market Neutral Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: December 31, 2013, Through December 31, 2023
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Market Neutral Fund Investor Shares	12.24%	4.65%	3.08%	$67,714
Spliced Market Neutral Index	5.26	1.91	1.25	56,616
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	147,110
Spliced Market Neutral Index: Citigroup 3-Month U.S. Treasury Bill Index through March 31, 2016; FTSE 3-Month Treasury Bill Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Market Neutral Fund Institutional Shares	12.33%	4.71%	3.15%	$6,820,276
Spliced Market Neutral Index	5.26	1.91	1.25	5,661,628
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.06	15.05	11.40	14,710,990
See Financial Highlights for dividend and capital gains information.

Market Neutral Fund
Fund Allocation
As of December 31, 2023
	Long Portfolio	Short Portfolio
Communication Services	3.8%	3.6%
Consumer Discretionary	10.4	10.3
Consumer Staples	5.6	5.7
Energy	4.0	3.9
Financials	16.6	16.4
Health Care	12.6	12.5
Industrials	17.8	18.4
Information Technology	12.9	12.9
Materials	4.5	4.6
Real Estate	7.3	7.4
Utilities	4.5	4.3
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Market Neutral Fund
Financial Statements
Schedule of Investments
As of December 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks—Long Positions (96.3%)
Communication Services (3.7%)
*,1	ZipRecruiter Inc. Class A	233,101	3,240
*,1	Playtika Holding Corp.	367,034	3,201
*,1	Yelp Inc.	59,108	2,798
*	Alphabet Inc. Class C	19,815	2,792
*,1	Clear Channel Outdoor Holdings Inc.	1,442,249	2,625
*,1	Match Group Inc.	53,171	1,941
*,1	TripAdvisor Inc.	67,733	1,458
			18,055
Consumer Discretionary (10.0%)
*,1	Expedia Group Inc.	28,449	4,318
*,1	Beazer Homes USA Inc.	120,570	4,074
*,1	Everi Holdings Inc.	330,080	3,720
[1]	Travel & Leisure Co.	94,406	3,690
[1]	Perdoceo Education Corp.	209,566	3,680
*,1	Mohawk Industries Inc.	34,716	3,593
*,1	Dave & Buster's Entertainment Inc.	57,415	3,092
*,1	Taylor Morrison Home Corp.	48,744	2,601
*,1	frontdoor Inc.	70,191	2,472
*,1	M/I Homes Inc.	16,591	2,285
[1]	Toll Brothers Inc.	15,521	1,595
*,1	Caesars Entertainment Inc.	34,009	1,594
*	Hovnanian Enterprises Inc. Class A	9,958	1,550
*	Sally Beauty Holdings Inc.	105,123	1,396
*,1	Tri Pointe Homes Inc.	36,442	1,290
*	AutoNation Inc.	7,648	1,149
*	Stride Inc.	17,257	1,025
*	Warby Parker Inc. Class A	68,618	968
[1]	Buckle Inc.	19,226	914
*	Wayfair Inc. Class A	14,363	886
*	Green Brick Partners Inc.	14,201	738
*	Brinker International Inc.	12,100	522
*	American Axle & Manufacturing Holdings Inc.	59,158	521
[1]	General Motors Co.	14,022	504
*	G-III Apparel Group Ltd.	14,543	494
		Shares	Market Value• ($000)
	Golden Entertainment Inc.	11,223	448
			49,119
Consumer Staples (5.4%)
[1]	Coca-Cola Consolidated Inc.	4,829	4,483
[1]	Target Corp.	30,670	4,368
[1]	PriceSmart Inc.	49,068	3,718
[1]	Primo Water Corp.	223,434	3,363
[1]	SpartanNash Co.	123,501	2,834
[1]	Altria Group Inc.	69,763	2,814
*,1	United Natural Foods Inc.	107,222	1,740
	Walmart Inc.	4,723	745
*	Olaplex Holdings Inc.	286,741	728
	Andersons Inc.	9,157	527
	J M Smucker Co.	4,011	507
	John B Sanfilippo & Son Inc.	4,849	500
			26,327
Energy (3.9%)
*,1	US Silica Holdings Inc.	302,655	3,423
	Select Water Solutions Inc.	354,917	2,694
[1]	Marathon Petroleum Corp.	14,041	2,083
*	ProPetro Holding Corp.	222,197	1,862
	Dorian LPG Ltd.	39,363	1,727
*,1	Par Pacific Holdings Inc.	44,024	1,601
	Valero Energy Corp.	10,349	1,345
[1]	Helmerich & Payne Inc.	24,306	880
	APA Corp.	21,894	786
*	Nabors Industries Ltd. (XNYS)	9,556	780
[1]	Liberty Energy Inc.	42,505	771
	DHT Holdings Inc.	63,068	619
*	Oceaneering International Inc.	22,461	478
			19,049
Financials (15.9%)
[1]	OFG Bancorp	115,595	4,332
[1]	MGIC Investment Corp.	223,129	4,304
	Bank of NT Butterfield & Son Ltd.	130,405	4,174
[1]	Lincoln National Corp.	154,596	4,169
[1]	Equitable Holdings Inc.	124,486	4,145
[1]	CNO Financial Group Inc.	147,123	4,105
*,1	PayPal Holdings Inc.	59,820	3,674

Market Neutral Fund
		Shares	Market Value• ($000)
[1]	Essent Group Ltd.	68,112	3,592
[1]	Citigroup Inc.	69,241	3,562
[1]	Westamerica BanCorp	59,575	3,361
[1]	SLM Corp.	164,693	3,149
	Affiliated Managers Group Inc.	19,367	2,933
*,1	Mr Cooper Group Inc.	44,493	2,897
*,1	Customers Bancorp Inc.	49,479	2,851
*,1	PROG Holdings Inc.	87,300	2,698
[1]	Banner Corp.	43,244	2,316
[1]	S&T Bancorp Inc.	57,463	1,920
[1]	Pathward Financial Inc.	36,257	1,919
	BankUnited Inc.	54,719	1,775
[1]	Virtu Financial Inc. Class A	86,982	1,762
*,1	NMI Holdings Inc. Class A	56,560	1,679
[1]	American Financial Group Inc.	12,344	1,468
*,1	LendingClub Corp.	165,770	1,449
[1]	Central Pacific Financial Corp.	64,969	1,279
*	Genworth Financial Inc. Class A	170,391	1,138
[1]	Truist Financial Corp.	29,969	1,106
*,1	Skyward Specialty Insurance Group Inc.	30,576	1,036
	Wells Fargo & Co.	19,148	942
*	Palomar Holdings Inc.	12,613	700
	Hilltop Holdings Inc.	19,591	690
	Hope Bancorp Inc.	51,952	628
	Veritex Holdings Inc.	22,956	534
[1]	Brightsphere Investment Group Inc.	27,534	528
	KeyCorp.	35,218	507
	Loews Corp.	7,053	491
[1]	Fifth Third Bancorp	14,203	490
			78,303
Health Care (12.1%)
*,1	Tenet Healthcare Corp.	56,333	4,257
*,1	Option Care Health Inc.	125,416	4,225
*	Align Technology Inc.	12,931	3,543
*,1	PTC Therapeutics Inc.	119,686	3,298
*,1	Elanco Animal Health Inc. (XNYS)	220,857	3,291
*,1	Veradigm Inc.	282,100	2,959
*,1	Teladoc Health Inc.	134,055	2,889
*,1	PetIQ Inc.	136,653	2,699
*,1	Centene Corp.	34,547	2,564
*	Ironwood Pharmaceuticals Inc.	224,113	2,564
*	Vir Biotechnology Inc.	243,739	2,452
*,1	Nevro Corp.	101,606	2,187
[1]	Organon & Co.	130,718	1,885
*,1	Health Catalyst Inc.	192,097	1,779
*,1,2	Novavax Inc.	345,121	1,657
*	Amneal Pharmaceuticals Inc.	246,552	1,497
*,1	Omnicell Inc.	35,379	1,331
*,1	Pediatrix Medical Group Inc.	125,141	1,164
*,1	Veeva Systems Inc. Class A	5,791	1,115
		Shares	Market Value• ($000)
*	Inspire Medical Systems Inc.	4,976	1,012
*	ANI Pharmaceuticals Inc.	17,139	945
*,1	Doximity Inc. Class A	33,408	937
*	Coherus Biosciences Inc.	277,976	926
*	Inmode Ltd.	39,807	885
*	Ultragenyx Pharmaceutical Inc.	18,460	883
*,1	Deciphera Pharmaceuticals Inc.	50,507	815
*	CareDx Inc.	54,657	656
*	Altimmune Inc.	52,810	594
*,1	Medpace Holdings Inc.	1,897	581
[1]	Agenus Inc.	671,505	556
*	Evolus Inc.	51,440	542
*	Phreesia Inc.	23,038	533
*	Incyte Corp.	8,273	519
[1]	Embecta Corp.	25,467	482
*,1	REGENXBIO Inc.	25,441	457
	Pfizer Inc.	15,397	443
*,1	Sangamo Therapeutics Inc.	376,349	204
*	Nektar Therapeutics	261,128	147
*,1	FibroGen Inc.	36,712	32
*,1	Mural Oncology plc	2,990	18
			59,523
Industrials (17.2%)
[1]	Griffon Corp.	74,665	4,551
*,1	Builders FirstSource Inc.	26,379	4,404
*,1	American Woodmark Corp.	47,328	4,394
*,1	SkyWest Inc.	83,906	4,380
*,1	JELD-WEN Holding Inc.	231,823	4,377
*,1	GMS Inc.	52,320	4,313
[1]	Herc Holdings Inc.	28,828	4,292
[1]	Delta Air Lines Inc.	102,570	4,126
*,1	Beacon Roofing Supply Inc.	47,329	4,118
*,1	United Airlines Holdings Inc.	99,783	4,117
*,1	Janus International Group Inc.	274,260	3,579
[1]	H&E Equipment Services Inc.	67,238	3,518
	Owens Corning	22,818	3,382
*,1	Legalzoom.com Inc.	298,628	3,374
	Avis Budget Group Inc.	16,426	2,912
*,1	Masterbrand Inc.	186,056	2,763
[1]	AGCO Corp.	21,592	2,621
*,1	MRC Global Inc.	235,931	2,598
	3M Co.	20,084	2,196
*,1	Upwork Inc.	136,029	2,023
	Steelcase Inc. Class A	149,299	2,018
	Applied Industrial Technologies Inc.	11,239	1,941
*,1	Atkore Inc.	12,057	1,929
	Republic Services Inc.	9,749	1,608
[1]	Terex Corp.	20,425	1,174
*	Huron Consulting Group Inc.	10,630	1,093
*	Kirby Corp.	7,347	577
[1]	ManpowerGroup Inc.	7,132	567
[1]	Allison Transmission Holdings Inc.	9,569	556

Market Neutral Fund
		Shares	Market Value• ($000)
*,1	Conduent Inc.	138,058	504
	Heidrick & Struggles International Inc.	10,156	300
			84,305
Information Technology (12.4%)
*,1	MaxLinear Inc.	192,693	4,580
*,1	Wix.com Ltd.	36,783	4,525
*	SMART Global Holdings Inc.	224,118	4,243
*,1	BigCommerce Holdings Inc. Series 1	430,052	4,184
[1]	HP Inc.	114,821	3,455
	Lam Research Corp.	4,283	3,355
*,1	Everbridge Inc.	131,988	3,209
*,1	DocuSign Inc.	50,110	2,979
	Sapiens International Corp. NV	102,747	2,973
*,1	CommScope Holding Co. Inc.	1,036,684	2,923
*,1	CommVault Systems Inc.	35,364	2,824
*,1	RingCentral Inc. Class A	78,217	2,655
*,1	TTM Technologies Inc.	129,353	2,045
*,1	ACM Research Inc. Class A	97,377	1,903
*,1,2	Maxeon Solar Technologies Ltd.	263,710	1,891
*,1	Domo Inc. Class B	153,211	1,577
*	Blackline Inc.	22,611	1,412
*,1	LiveRamp Holdings Inc.	30,679	1,162
*,1	Yext Inc.	195,950	1,154
*	Zuora Inc. Class A	117,112	1,101
	NVIDIA Corp.	1,995	988
*	Infinera Corp.	201,133	955
[1]	Xerox Holdings Corp.	46,445	851
*,1	Arrow Electronics Inc.	6,745	825
	Microsoft Corp.	2,004	754
*	Twilio Inc. Class A	9,254	702
*,1	Pure Storage Inc. Class A	19,003	678
	Oracle Corp.	4,733	499
	Pegasystems Inc.	10,007	489
			60,891
Materials (4.4%)
[1]	Ryerson Holding Corp.	122,892	4,262
	Eagle Materials Inc.	20,775	4,214
[1]	Commercial Metals Co.	73,700	3,688
*,1	Constellium SE	179,932	3,591
	Freeport-McMoRan Inc.	39,850	1,696
[1]	Chemours Co.	30,790	971
	Carpenter Technology Corp.	13,404	949
[1]	AdvanSix Inc.	20,974	628
[1]	Warrior Met Coal Inc.	8,850	540
	Orion SA	19,182	532
*,1	Ecovyst Inc.	51,030	499
			21,570
Real Estate (7.0%)
[1]	RLJ Lodging Trust	365,699	4,286
[1]	Cousins Properties Inc.	175,993	4,285
[1]	Host Hotels & Resorts Inc.	213,530	4,157
[1]	Kilroy Realty Corp.	102,460	4,082
[1]	American Assets Trust Inc.	178,811	4,025
		Shares	Market Value• ($000)
[1]	Park Hotels & Resorts Inc.	258,338	3,953
[1]	Acadia Realty Trust	132,029	2,243
[1]	Highwoods Properties Inc.	91,369	2,098
	Equity Residential	24,878	1,522
[1]	Xenia Hotels & Resorts Inc.	72,938	993
	EPR Properties	18,569	900
	Equity Commonwealth	40,300	774
[1]	DiamondRock Hospitality Co.	64,918	610
[1]	Brixmor Property Group Inc.	24,596	572
			34,500
Utilities (4.3%)
[1]	Vistra Corp.	112,494	4,333
[1]	Black Hills Corp.	69,144	3,730
[1]	National Fuel Gas Co.	74,287	3,727
	UGI Corp.	137,705	3,388
[1]	Evergy Inc.	62,095	3,241
[1]	ALLETE Inc.	25,003	1,529
[1]	New Jersey Resources Corp.	26,277	1,172
			21,120
Total Common Stocks—Long Positions (Cost $428,238)			472,762
Temporary Cash Investments (2.9%)
Money Market Fund (2.9%)
[3,4]	Vanguard Market Liquidity Fund, 5.435% (Cost $14,349)	143,518	14,349
Common Stocks Sold Short (-95.7%)
Communication Services (-3.5%)
*	Sphere Entertainment Co.	(112,492)	(3,820)
*	Take-Two Interactive Software Inc.	(20,609)	(3,317)
*	Ziff Davis Inc.	(44,495)	(2,990)
*	AMC Entertainment Holdings Inc. Class A	(338,461)	(2,072)
	TKO Group Holdings Inc.	(23,049)	(1,880)
*	Liberty Broadband Corp. Class C	(18,231)	(1,469)
*	Madison Square Garden Sports Corp.	(5,175)	(941)
	Cogent Communications Holdings Inc.	(7,729)	(588)
			(17,077)
Consumer Discretionary (-9.9%)
*	Leslie's Inc.	(662,041)	(4,575)
*	Topgolf Callaway Brands Corp.	(303,000)	(4,345)
	Churchill Downs Inc.	(31,932)	(4,309)
	Service Corp. International	(61,330)	(4,198)
	Acushnet Holdings Corp.	(62,796)	(3,967)
*	LGI Homes Inc.	(29,415)	(3,917)
	Krispy Kreme Inc.	(256,458)	(3,870)
*	Sweetgreen Inc. Class A	(292,603)	(3,306)
	Strategic Education Inc.	(35,750)	(3,302)
*	Mister Car Wash Inc.	(351,691)	(3,039)
	VF Corp.	(130,220)	(2,448)

Market Neutral Fund
		Shares	Market Value• ($000)
	Tempur Sealy International Inc.	(39,231)	(2,000)
*	Kura Sushi USA Inc. Class A	(10,239)	(778)
*	WW International Inc.	(77,029)	(674)
*	Xponential Fitness Inc. Class A	(44,808)	(577)
*	Penn National Gaming Inc.	(22,086)	(575)
	Tractor Supply Co.	(2,587)	(556)
*	QuantumScape Corp.	(73,529)	(511)
	Brunswick Corp.	(5,220)	(505)
	Columbia Sportswear Co.	(6,146)	(489)
*	Sabre Corp.	(109,126)	(480)
			(48,421)
Consumer Staples (-5.4%)
	Dollar General Corp.	(33,501)	(4,555)
*	BJ's Wholesale Club Holdings Inc.	(54,913)	(3,661)
	Brown-Forman Corp. Class B	(53,823)	(3,073)
	Cal-Maine Foods Inc.	(45,917)	(2,635)
*	Grocery Outlet Holding Corp.	(79,530)	(2,144)
*	Chefs' Warehouse Inc.	(64,277)	(1,892)
	MGP Ingredients Inc.	(16,994)	(1,674)
	J & J Snack Foods Corp.	(8,313)	(1,390)
*	Celsius Holdings Inc.	(22,609)	(1,233)
	Walgreens Boots Alliance Inc.	(46,036)	(1,202)
*	e.l.f. Beauty Inc.	(4,831)	(697)
	Estee Lauder Cos. Inc. Class A	(4,719)	(690)
	Weis Markets Inc.	(9,809)	(627)
*	National Beverage Corp.	(11,652)	(579)
	Utz Brands Inc.	(32,200)	(523)
			(26,575)
Energy (-3.8%)
*	NextDecade Corp.	(841,501)	(4,014)
	Sitio Royalties Corp. Class A	(158,531)	(3,727)
	Chesapeake Energy Corp.	(44,881)	(3,453)
	Kinetik Holdings Inc.	(96,138)	(3,211)
*	Uranium Energy Corp.	(469,100)	(3,002)
*	Energy Fuels Inc. Common Stock	(87,594)	(630)
*	Dril-Quip Inc.	(20,679)	(481)
			(18,518)
Financials (-15.7%)
	ServisFirst Bancshares Inc.	(65,142)	(4,340)
	Bank of Hawaii Corp.	(58,656)	(4,250)
	TFS Financial Corp.	(285,393)	(4,192)
	Moelis & Co. Class A	(74,363)	(4,174)
	First Interstate BancSystem Inc. Class A	(135,033)	(4,152)
	Glacier Bancorp Inc.	(100,186)	(4,140)
	PJT Partners Inc. Class A	(40,335)	(4,109)
	Lakeland Financial Corp.	(58,722)	(3,826)
	Kemper Corp.	(75,287)	(3,664)
*	Rocket Cos. Inc. Class A	(252,546)	(3,657)
		Shares	Market Value• ($000)
	FactSet Research Systems Inc.	(7,587)	(3,619)
	Arthur J Gallagher & Co.	(14,599)	(3,283)
*	PRA Group Inc.	(123,875)	(3,246)
	CVB Financial Corp.	(153,180)	(3,093)
*	Toast Inc. Class A	(168,435)	(3,076)
	Visa Inc. Class A	(10,854)	(2,826)
*	BRP Group Inc. Class A	(115,821)	(2,782)
	Interactive Brokers Group Inc. Class A	(31,561)	(2,616)
	First Financial Bankshares Inc.	(72,391)	(2,194)
*	Encore Capital Group Inc.	(35,918)	(1,823)
	WisdomTree Inc.	(210,932)	(1,462)
*	Trupanion Inc.	(47,080)	(1,436)
	White Mountains Insurance Group Ltd.	(554)	(834)
	RLI Corp.	(6,183)	(823)
*	I3 Verticals Inc. Class A	(30,997)	(656)
*	Ryan Specialty Holdings Inc.	(13,663)	(588)
	FB Financial Corp.	(13,350)	(532)
	Mercury General Corp.	(14,150)	(528)
	SouthState Corp.	(6,124)	(517)
	Live Oak Bancshares Inc.	(10,947)	(498)
			(76,936)
Health Care (-12.0%)
*	Axsome Therapeutics Inc.	(57,702)	(4,593)
*	PROCEPT BioRobotics Corp.	(99,925)	(4,188)
*	TransMedics Group Inc.	(52,215)	(4,121)
*	Masimo Corp.	(33,514)	(3,928)
*	Neogen Corp.	(181,565)	(3,651)
	Laboratory Corp. of America Holdings	(15,316)	(3,481)
*	SpringWorks Therapeutics Inc.	(91,748)	(3,349)
*	Tandem Diabetes Care Inc.	(106,878)	(3,161)
*	Recursion Pharmaceuticals Inc. Class A	(308,580)	(3,043)
*	Madrigal Pharmaceuticals Inc.	(12,653)	(2,928)
*	agilon health Inc.	(223,625)	(2,806)
*	Alphatec Holdings Inc.	(176,574)	(2,668)
*	Repligen Corp.	(10,382)	(1,867)
*	Arcellx Inc.	(33,012)	(1,832)
*	Nuvalent Inc. Class A	(21,521)	(1,584)
*	R1 RCM Inc.	(143,803)	(1,520)
*	OPKO Health Inc.	(989,522)	(1,494)
*	Schrodinger Inc.	(39,777)	(1,424)
*	Harrow Inc.	(104,917)	(1,175)
*	Biomea Fusion Inc.	(73,416)	(1,066)
*	Enhabit Inc.	(89,223)	(923)
*	Apellis Pharmaceuticals Inc.	(13,780)	(825)
*	Mirum Pharmaceuticals Inc.	(25,951)	(766)
	Mesa Laboratories Inc.	(6,067)	(636)
*	Novocure Ltd.	(39,911)	(596)
*	Innoviva Inc.	(36,014)	(578)

Market Neutral Fund
		Shares	Market Value• ($000)
*	ACELYRIN Inc.	(63,820)	(476)
*	Cutera Inc.	(50,066)	(176)
			(58,855)
Industrials (-17.6%)
*	Bloom Energy Corp. Class A	(307,859)	(4,556)
*	Frontier Group Holdings Inc.	(824,965)	(4,504)
*	MasTec Inc.	(59,190)	(4,482)
*	U-Haul Holding Co.	(61,551)	(4,419)
*	Leonardo DRS Inc.	(211,481)	(4,238)
	HEICO Corp.	(23,002)	(4,114)
*	Joby Aviation Inc.	(618,422)	(4,113)
*	FTI Consulting Inc.	(19,825)	(3,948)
*	RBC Bearings Inc.	(13,774)	(3,924)
	RB Global Inc.	(58,501)	(3,913)
	FTAI Aviation Ltd.	(81,476)	(3,781)
*	Mercury Systems Inc.	(103,083)	(3,770)
*	Ameresco Inc. Class A	(118,321)	(3,747)
*	AerSale Corp.	(269,856)	(3,426)
	Concentrix Corp.	(34,059)	(3,345)
*	AeroVironment Inc.	(21,390)	(2,696)
	CH Robinson Worldwide Inc.	(27,441)	(2,371)
*	Spirit AeroSystems Holdings Inc. Class A	(68,713)	(2,184)
*	Chart Industries Inc.	(15,930)	(2,172)
*	Hayward Holdings Inc.	(141,104)	(1,919)
	Zurn Elkay Water Solutions Corp.	(62,175)	(1,829)
*	Enovix Corp.	(122,459)	(1,533)
*	SunPower Corp.	(288,896)	(1,395)
	BWX Technologies Inc.	(18,165)	(1,394)
	Heartland Express Inc.	(92,081)	(1,313)
*	Montrose Environmental Group Inc.	(39,846)	(1,280)
*	ACV Auctions Inc. Class A	(72,191)	(1,094)
*	Rocket Lab USA Inc.	(184,425)	(1,020)
*	SiteOne Landscape Supply Inc.	(5,331)	(866)
*	Transcat Inc.	(6,558)	(717)
*	JetBlue Airways Corp.	(122,415)	(679)
*	XPO Inc.	(5,978)	(524)
	RTX Corp.	(6,227)	(524)
*	Shoals Technologies Group Inc. Class A	(31,111)	(483)
			(86,273)
Information Technology (-12.4%)
	Ubiquiti Inc.	(31,353)	(4,376)
*	Aspen Technology Inc.	(19,633)	(4,322)
*	Mirion Technologies Inc.	(405,543)	(4,157)
*	PowerSchool Holdings Inc. Class A	(170,720)	(4,022)
	Adeia Inc.	(291,289)	(3,609)
*	Enphase Energy Inc.	(27,260)	(3,602)
*	Globant SA	(15,046)	(3,581)
*	MACOM Technology Solutions Holdings Inc.	(36,614)	(3,403)
	Power Integrations Inc.	(40,991)	(3,366)
*	Jamf Holding Corp.	(174,578)	(3,153)
*	Wolfspeed Inc.	(58,442)	(2,543)
		Shares	Market Value• ($000)
*	DoubleVerify Holdings Inc.	(59,481)	(2,188)
*	Sprout Social Inc. Class A	(32,560)	(2,001)
*	nCino Inc.	(51,555)	(1,734)
*	MeridianLink Inc.	(67,073)	(1,661)
*	Aurora Innovation Inc.	(366,450)	(1,601)
*	Cleanspark Inc.	(131,822)	(1,454)
*	Envestnet Inc.	(29,068)	(1,439)
	Universal Display Corp.	(7,094)	(1,357)
*	indie Semiconductor Inc. Class A	(149,688)	(1,214)
*	IonQ Inc.	(67,994)	(842)
	Bentley Systems Inc. Class B	(12,365)	(645)
*	GLOBALFOUNDRIES Inc.	(10,157)	(616)
	Analog Devices Inc.	(3,033)	(602)
*	PAR Technology Corp.	(11,689)	(509)
*	ViaSat Inc.	(18,030)	(504)
	Apple Inc.	(2,537)	(488)
*	Aehr Test Systems	(17,625)	(468)
*	Clearfield Inc.	(15,759)	(458)
*	BILL Holdings Inc.	(5,004)	(408)
*	Digi International Inc.	(14,989)	(390)
			(60,713)
Materials (-4.3%)
*	MP Materials Corp.	(236,416)	(4,693)
	Celanese Corp.	(28,076)	(4,362)
*	Novagold Resources Inc.	(778,816)	(2,913)
	Royal Gold Inc.	(23,528)	(2,846)
	SSR Mining Inc.	(245,192)	(2,638)
	Westlake Corp.	(9,648)	(1,350)
	Hecla Mining Co.	(244,158)	(1,174)
	Mativ Holdings Inc.	(53,778)	(823)
*	Piedmont Lithium Inc.	(19,710)	(557)
			(21,356)
Real Estate (-7.0%)
	Safehold Inc.	(186,071)	(4,354)
	Farmland Partners Inc.	(336,085)	(4,194)
	American Tower Corp.	(19,320)	(4,171)
	Terreno Realty Corp.	(61,703)	(3,867)
	Rexford Industrial Realty Inc.	(67,691)	(3,797)
*	Apartment Investment and Management Co. Class A	(350,831)	(2,747)
	SBA Communications Corp.	(10,707)	(2,716)
	Easterly Government Properties Inc.	(137,099)	(1,843)
	NETSTREIT Corp.	(98,889)	(1,765)
	Douglas Emmett Inc.	(104,648)	(1,517)
	SL Green Realty Corp.	(26,624)	(1,203)
	Vornado Realty Trust	(24,360)	(688)
	Diversified Healthcare Trust	(162,863)	(609)
	Essential Properties Realty Trust Inc.	(22,285)	(570)
	Uniti Group Inc.	(95,987)	(555)
			(34,596)

Market Neutral Fund
		Shares	Market Value• ($000)
Utilities (-4.1%)
	Ormat Technologies Inc. (XNYS)	(56,335)	(4,270)
	Southwest Gas Holdings Inc.	(60,412)	(3,827)
	IDACORP Inc.	(30,313)	(2,980)
	Spire Inc.	(45,148)	(2,814)
	Brookfield Renewable Corp. Class A	(84,570)	(2,435)
*	Altus Power Inc.	(258,364)	(1,765)
	NextEra Energy Inc.	(14,399)	(875)
	PG&E Corp.	(28,947)	(522)
	Avangrid Inc.	(14,357)	(465)
	Middlesex Water Co.	(6,685)	(439)
			(20,392)
Total Common Stocks Sold Short (Proceeds $438,415)			(469,712)
Other Assets and Other Liabilities—Net (96.5%)			473,455
Net Assets (100%)			490,854
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Long security positions with a value of $333,913,000 are held in a segregated account at the fund's custodian bank and pledged to a broker-dealer as collateral for the fund's obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,409,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $1,686,000 was received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund
Statement of Assets and Liabilities
As of December 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $428,238)	472,762
Affiliated Issuers (Cost $14,349)	14,349
Total Investments in Securities	487,111
Investment in Vanguard	17
Cash	203
Cash Segregated for Short Positions	475,892
Receivables for Investment Securities Sold	3,523
Receivables for Accrued Income	1,276
Receivables for Capital Shares Issued	643
Total Assets	968,665
Liabilities
Securities Sold Short, at Value (Proceeds $438,415)	469,712
Payables for Investment Securities Purchased	5,591
Collateral for Securities on Loan	1,686
Payables for Capital Shares Redeemed	320
Payables to Vanguard	42
Accrued Dividend Expense on Securities Sold Short	460
Total Liabilities	477,811
Net Assets	490,854
1 Includes $1,409,000 of securities on loan.
At December 31, 2023, net assets consisted of:

Paid-in Capital	606,932
Total Distributable Earnings (Loss)	(116,078)
Net Assets	490,854

Investor Shares—Net Assets
Applicable to 34,868,969 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	461,456
Net Asset Value Per Share—Investor Shares	$13.23

Institutional Shares—Net Assets
Applicable to 2,229,675 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	29,398
Net Asset Value Per Share—Institutional Shares	$13.18

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund
Statement of Operations

Year Ended December 31, 2023
($000)
Investment Income
Income
Dividends[1]	9,110
Interest[2]	24,612
Securities Lending—Net	94
Total Income	33,816
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative—Investor Shares	710
Management and Administrative—Institutional Shares	57
Marketing and Distribution—Investor Shares	38
Marketing and Distribution—Institutional Shares	2
Custodian Fees	25
Auditing Fees	48
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	—
Dividend Expense on Securities Sold Short	8,606
Other Expenses	15
Total Expenses	9,648
Net Investment Income	24,168
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[2]	61,663
Investment Securities Sold—Short Positions	(4,168)
Realized Net Gain (Loss)	57,495
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[2]	32,827
Investment Securities—Short Positions	(61,329)
Change in Unrealized Appreciation (Depreciation)	(28,502)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,161
1	Dividends are net of foreign withholding taxes of $27,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $342,000, $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,168	4,921
Realized Net Gain (Loss)	57,495	50,785
Change in Unrealized Appreciation (Depreciation)	(28,502)	(5,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,161	50,068
Distributions
Investor Shares	(22,681)	(4,637)
Institutional Shares	(1,480)	(405)
Total Distributions	(24,161)	(5,042)
Capital Share Transactions
Investor Shares	(210,654)	325,379
Institutional Shares	(27,367)	1,691
Net Increase (Decrease) from Capital Share Transactions	(238,021)	327,070
Total Increase (Decrease)	(209,021)	372,096
Net Assets
Beginning of Period	699,875	327,779
End of Period	490,854	699,875

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.39	$11.00	$8.94	$10.19	$11.62
Investment Operations
Net Investment Income[1]	.572	.107	.017	.051	.206
Net Realized and Unrealized Gain (Loss) on Investments	.941	1.376	2.060	(1.229)	(1.314)
Total from Investment Operations	1.513	1.483	2.077	(1.178)	(1.108)
Distributions
Dividends from Net Investment Income	(.673)	(.093)	(.017)	(.072)	(.322)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.673)	(.093)	(.017)	(.072)	(.322)
Net Asset Value, End of Period	$13.23	$12.39	$11.00	$8.94	$10.19
Total Return	12.24%	13.48%	23.24%	-11.57%	-9.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$461	$648	$283	$243	$408
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[2,3]	1.80%	1.83%	1.31%	1.18%	1.46%
Net of Dividend and Borrowing Expense on Securities Sold Short	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.50%	0.90%	0.18%	0.52%	1.90%
Portfolio Turnover Rate	124%	209%	133%	172%	141%
1	Calculated based on average shares outstanding.
2	Includes dividend expense on securities sold short of 1.60%, 1.63%, 0.84%, 0.98%, and 1.26%, respectively.
3	Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.27%, 0.00%, and 0.00%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.34	$10.96	$8.90	$10.15	$11.57
Investment Operations
Net Investment Income[1]	.566	.108	.017	.057	.213
Net Realized and Unrealized Gain (Loss) on Investments	.953	1.368	2.065	(1.230)	(1.305)
Total from Investment Operations	1.519	1.476	2.082	(1.173)	(1.092)
Distributions
Dividends from Net Investment Income	(.679)	(.096)	(.022)	(.077)	(.328)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.679)	(.096)	(.022)	(.077)	(.328)
Net Asset Value, End of Period	$13.18	$12.34	$10.96	$8.90	$10.15
Total Return	12.33%	13.47%	23.39%	-11.58%	-9.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29	$52	$45	$65	$142
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[2,3]	1.74%	1.77%	1.25%	1.12%	1.40%
Net of Dividend and Borrowing Expense on Securities Sold Short	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	4.48%	0.91%	0.17%	0.59%	1.96%
Portfolio Turnover Rate	124%	209%	133%	172%	141%
1	Calculated based on average shares outstanding.
2	Includes dividend expense on securities sold short of 1.60%, 1.63%, 0.84%, 0.98%, and 1.26%, respectively.
3	Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.27%, 0.00%, and 0.00%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund
Notes to Financial Statements
Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. In the absence of a default, the collateral segregated by the fund cannot be repledged, resold or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund is charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security, and the fund may receive a portion of the income from the investment of collateral which offsets the borrowing fee. The net amounts of fees or income are recorded as borrowing expense on securities sold short (for net fees charged) or interest income (for net income received) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Schedule of Investments.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Market Neutral Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.

Market Neutral Fund
7. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2023, the fund had contributed to Vanguard capital in the amount of $17,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2023, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from

Market Neutral Fund
wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	205
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	11,289
Capital Loss Carryforwards	(127,572)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(116,078)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	24,161	5,042
Long-Term Capital Gains	—	—
Total	24,161	5,042
*	Includes short-term capital gains, if any.
As of December 31, 2023, gross unrealized appreciation and depreciation for investments and securities sold short based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	444,525
Gross Unrealized Appreciation	170,914
Gross Unrealized Depreciation	(159,625)
Net Unrealized Appreciation (Depreciation)	11,289
E.	During the year ended December 31, 2023, the fund purchased $485,580,000 of investment securities and sold $792,532,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $551,732,000 and $827,330,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2023, such purchases were $795,000 and sales were $956,000, resulting in net realized loss of $95,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Market Neutral Fund
F.	Capital share transactions for each class of shares were:

	Year Ended December 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	183,160	14,227	677,868	56,425
Issued in Lieu of Cash Distributions	16,452	1,249	3,386	274
Redeemed	(410,266)	(32,895)	(355,875)	(30,160)
Net Increase (Decrease)—Investor Shares	(210,654)	(17,419)	325,379	26,539
Institutional Shares
Issued	28,782	2,237	23,905	2,023
Issued in Lieu of Cash Distributions	1,135	87	113	9
Redeemed	(57,284)	(4,305)	(22,327)	(1,887)
Net Increase (Decrease)—Institutional Shares	(27,367)	(1,981)	1,691	145
G.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Montgomery Funds and Shareholders of Vanguard Market Neutral Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 26.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $7,072,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $133,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $4,025,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global
Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6340 022024

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2023: $48,000
Fiscal Year Ended December 31, 2022: $47,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2023: $9,326,156
Fiscal Year Ended December 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2023: $3,295,934
Fiscal Year Ended December 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2023: $1,678,928
Fiscal Year Ended December 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2023: $25,000
Fiscal Year Ended December 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2023: $1,703,928
Fiscal Year Ended December 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD montgomery FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD montgomery FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 23, 2024

VANGUARD montgomery FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: February 23, 2024

*By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.